UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Total Emerging Markets Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

             Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Total Emerging Markets Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2019	BlackRock Total Emerging Markets Fund

Investment Objective

BlackRock Total Emerging Markets Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2019, the Fund outperformed its custom blended benchmark, MSCI Emerging Markets Index (60%) (“MSCI EM” or the “equity benchmark”)/JPMorgan Emerging Markets Bond Index Plus (40%) (“EMBI+” or the “fixed income benchmark”).

What factors influenced performance?

The semi-annual period was divided between two distinct and contrasting market environments. Initial concern around the sustainability of global economic growth weighed heavily on financial assets in November and December of 2018, but the markets subsequently recovered to post strong gains in the first four months of 2019. Emerging market stocks performed well over the full six months, outperforming the developed markets during the decline and keeping pace as equities rebounded.

The Fund’s equity and fixed income allocations both delivered positive returns in the six-month period.

As investor sentiment regarding economic growth continued to shift, fundamental stock selection insights produced gains. Less traditional value-based measures performed well, with notable strength from investor-flow contrarian signals. These insights drove gains even as generic value style factors came under renewed pressure. Additionally, an insight that compares relative valuations of sales performed well in Brazilian consumer staples. Sentiment insights also delivered gains, with particular strength in text-based insights designed to capture sentiment trends among market participants. Evaluating company executive conference calls to impute long-term company fundamentals was additive, as was analysis of sell-side analyst commentaries.

Although the portfolio posted strong returns in the aggregate, macro thematic insights partially offset the gains. Specifically, a country timing insight hindered relative performance due to an underweight position in South Korea and an overweight position in Turkey. The country timing insight also led to an underweight in Taiwan technology stocks, which detracted amid the resumption of the technology sector’s leadership. The adverse impact of macro insights was somewhat muted by gains from the Fund’s broader overweight in technology stocks, which was driven by one of its industry timing insights. The Fund’s regional China A-Share model also detracted modestly amid increased uncertainty surrounding U.S.-China trade policy. The Fund’s preference for lower-volatility securities was an additional detractor once investor sentiment began to improve in early 2019.

In the fixed-income area of the portfolio, positions in select bonds of developed-market companies with significant revenues in the emerging markets contributed positively. The Fund gained an additional benefit from having a high-quality tilt in its sovereign bond portfolio, highlighted by overweights in higher-quality countries, such as Russia and Mexico, and underweights in lower-quality issuers, such as Argentina. The Fund also exhibited strength in local currency emerging market bonds, particularly Chile and Mexico.

The Fund used total return swaps (a simple form of derivatives) to gain exposure to certain emerging equity markets. Since the Fund used derivatives as a means to achieve exposure to these markets in a more efficient manner than investing directly in equities, this aspect of its approach did not have an effect on relative performance. The Fund also used forward interest rate swaps to manage the currency risks of its positions in local currency bonds. Since derivatives require less cash to achieve sufficient exposure than investing in the underlying instruments, the Fund held a significant weighting in cash. Given that the Fund achieved its desired exposures through the use of derivatives, the cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers in its equity portfolio, while adding a number of new signals to its stock selection model. Notably, given the inclusion of China A-Share securities in the MSCI EM, the Fund incorporated a new regional stock selection model that specifically evaluates locally domiciled Chinese stocks. In the macro thematic insight composite, the Fund added a signal that identifies inventory accumulations across geographies and industries.

On the fixed-income side, the Fund increased its allocation to local currency bonds in Chile.

Describe portfolio positioning at period end.

Taiwan represented the largest overweight in the equity portfolio, primarily through positions in technology and consumer staples stocks. This positioning reflects the combination of the country’s improving fundamentals, attractive relative valuations and accommodative policy. The Fund was overweight in South Africa and Brazil through holdings in materials and consumer staples stocks, respectively. South Korea remained the largest underweight due to declining exporter competitiveness and less accommodative policy.

Within fixed income, the Fund maintained a preference for local currency debt through positions in Malaysia and Chile. The high-quality sovereign bond allocation was overweight in Poland and underweight in Turkey.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock Total Emerging Markets Fund

Performance Summary for the Period Ended April 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.09%	(2.24)%	N/A	3.65%	N/A	1.85%	N/A
Investor A	14.08	(2.45)	(7.58)%	3.40	2.29%	1.59	0.67%
Investor C	13.58	(3.14)	(4.06)	2.62	2.62	0.84	0.84
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)(d)	11.05	(1.59)	N/A	4.20	N/A	3.07	N/A
MSCI Emerging Markets Index	13.76	(5.04)	N/A	4.04	N/A	2.91	N/A
JPMorgan Emerging Markets Bond Index Plus	6.92	3.41	N/A	3.97	N/A	2.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.

(c)	The Fund commenced operations on May 16, 2013.
(d)

A customized weighted index comprised of the returns of the MSCI EM (60%) and the EMBI+ (40%). The MSCI EM is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. EMBI+ is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,140.90	$4.57	$1,000.00	$1,020.53	$4.31	0.86%
Investor A	1,000.00	1,140.80	5.89	1,000.00	1,019.29	5.56	1.11
Investor C	1,000.00	1,135.80	9.85	1,000.00	1,015.57	9.30	1.86

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of April 30, 2019 (continued)	BlackRock Total Emerging Markets Fund

Portfolio Information

PORTFOLIO COMPOSITION

Percent of Total Investments
Foreign Agency Obligations	43%
Short-Term Securities	42
Corporate Bonds	11
Common Stock	4

GEOGRAPHIC ALLOCATION

	Percentage of Total Investments (a)
	Long	Short	Total
China	13%	—	13%
United States	10	—	10
Taiwan	8	—	8
Brazil	8	—	8
South Africa	7	—	7
Russia	6	—	6
Mexico	6	—	6
South Korea	5	—	5
Turkey	4	—	4
Indonesia	4	—	4
Hong Kong	4	—	4
Argentina	3	—	3
Hungary	3	—	3
Philippines	3	—	3
Poland	2	—	2
Colombia	2	—	2
Chile	2	—	2
Thailand	2	—	2
Peru	1	—	1
Panama	1	—	1
Venezuela	1	—	1
Ukraine	1	—	1
Romania	1	—	1
Others(b)	3	—	3

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on November 1, 2018 and held through April 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Consolidated Schedule of Investments (unaudited) April 30, 2019	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 4.5%
iShares MSCI India ETF(i)		209,412	$7,436,220

Total Common Stocks — 4.5% (Cost — $6,792,151)			7,436,220

		Par (000)

Corporate Bonds — 10.7%

British Virgin Islands — 0.3%
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21	USD	200	195,819
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20		100	102,115
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23		200	209,055

			506,989

Chile — 2.0%
Banco del Estado de Chile, 4.13%, 10/07/20		100	101,455
Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22	CLP	2,060,832	3,245,691

			3,347,146

China — 0.1%
China Minmetals Corp., 3.75%(a)(b)	USD	200	194,819

Hungary — 0.1%
MFB Magyar Fejlesztesi Bank Zrt, 6.25%, 10/21/20		200	209,100

Indonesia — 0.3%
Perusahaan Penerbit SBSN Indonesia III:
3.40%, 03/29/22		200	200,125
4.35%, 09/10/24		200	207,121

			407,246

Malaysia — 0.2%
Petroliam Nasional Bhd, 7.63%, 10/15/26		100	127,000
Petronas Capital Ltd., 7.88%, 05/22/22		150	170,726

			297,726

Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24		100	120,706

United States — 7.6%
3M Co., 3.13%, 09/19/46		100	88,380
Amazon.com, Inc.:
4.80%, 12/05/34		200	230,805
4.05%, 08/22/47		450	468,788
Apple, Inc.:
4.50%, 02/23/36		100	110,983
3.85%, 05/04/43		200	198,991
3.45%, 02/09/45		100	93,155
4.38%, 05/13/45		100	107,066
4.65%, 02/23/46		250	277,704
3.85%, 08/04/46		100	99,137
4.25%, 02/09/47		100	105,503
3.75%, 11/13/47		300	293,610
Bristol-Myers Squibb Co., 4.50%, 03/01/44		100	101,764
Cisco Systems, Inc.:
5.90%, 02/15/39		100	130,027
5.50%, 01/15/40		200	249,903
Eli Lilly & Co., 3.70%, 03/01/45		100	97,046
Exxon Mobil Corp.:
3.57%, 03/06/45		150	147,354
4.11%, 03/01/46		100	106,450

Security		Par (000)	Value

United States (continued)
Goldman Sachs Group, Inc.:
6.25%, 02/01/41	USD	200	$250,873
4.80%, 07/08/44		150	159,825
HSBC Holdings PLC:
6.50%, 05/02/36		150	187,275
6.50%, 09/15/37		200	251,756
6.80%, 06/01/38		100	130,315
6.10%, 01/14/42		100	130,731
Intel Corp.:
4.25%, 12/15/42		200	209,722
4.10%, 05/19/46		100	103,799
3.73%, 12/08/47		150	146,476
International Business Machines Corp.:
5.88%, 11/29/32		50	61,589
5.60%, 11/30/39		75	89,765
4.00%, 06/20/42		100	97,941
Johnson & Johnson:
4.38%, 12/05/33		100	111,625
3.63%, 03/03/37		200	201,439
4.50%, 09/01/40		200	220,244
3.70%, 03/01/46		400	399,855
Merck & Co., Inc.:
3.60%, 09/15/42		100	96,647
4.15%, 05/18/43		150	157,873
3.70%, 02/10/45		100	98,008
Microsoft Corp.:
3.50%, 02/12/35		75	75,446
3.45%, 08/08/36		100	99,401
4.10%, 02/06/37		300	322,182
4.50%, 10/01/40		150	168,314
5.30%, 02/08/41		100	123,812
3.50%, 11/15/42		100	97,459
3.75%, 02/12/45		100	100,945
4.45%, 11/03/45		225	251,208
3.70%, 08/08/46		100	100,257
4.25%, 02/06/47		350	383,261
Morgan Stanley:
4.46%, 04/22/39(a)		100	104,131
6.38%, 07/24/42		100	130,851
4.30%, 01/27/45		200	205,172
4.38%, 01/22/47		200	207,719
NIKE, Inc.:
3.88%, 11/01/45		75	76,191
3.38%, 11/01/46		100	93,245
Oracle Corp.:
3.90%, 05/15/35		200	202,830
3.85%, 07/15/36		200	200,599
3.80%, 11/15/37		100	99,184
5.38%, 07/15/40		100	118,419
4.13%, 05/15/45		300	303,259
4.00%, 07/15/46		200	198,623
4.00%, 11/15/47		200	198,349
PepsiCo, Inc.:
4.25%, 10/22/44		100	107,687
4.45%, 04/14/46		200	221,667
3.45%, 10/06/46		200	191,717
Pfizer, Inc.:
7.20%, 03/15/39		150	216,164
4.30%, 06/15/43		200	211,074
4.40%, 05/15/44		125	134,228
Procter & Gamble Co., 3.50%, 10/25/47		100	99,135
TWDC Enterprises 18 Corp., 4.13%, 06/01/44		200	210,715
Visa, Inc., 4.30%, 12/14/45		400	436,345

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Wal-Mart Stores, Inc.:
6.20%, 04/15/38	USD	300	$397,996
5.63%, 04/01/40		75	94,225
Walmart, Inc.:
4.00%, 04/11/43		100	104,280
3.63%, 12/15/47		200	195,751

			12,494,265

Total Corporate Bonds — 10.7% (Cost — $17,489,853)			17,577,997

Foreign Agency Obligations — 43.4%

Argentina — 4.2%
Argentine Republic Government International Bond:
6.88%, 04/22/21		850	712,725
5.63%, 01/26/22		600	466,800
7.50%, 04/22/26		1,350	1,012,979
6.88%, 01/26/27		3,100	2,227,350
6.63%, 07/06/28		150	105,752
8.28%, 12/31/33		1,045	775,623
7.13%, 07/06/36		350	240,625
3.75%, 12/31/38(c)		1,300	683,150
7.63%, 04/22/46		450	313,319
7.13%, 06/28/17		500	333,198

			6,871,521

Brazil — 3.0%
Brazilian Government International Bond:
4.88%, 01/22/21		600	615,600
2.63%, 01/05/23		500	482,500
4.25%, 01/07/25		600	605,700
6.00%, 04/07/26		440	484,000
4.63%, 01/13/28		600	601,635
7.13%, 01/20/37		500	585,922
5.63%, 01/07/41		400	399,134
5.00%, 01/27/45		700	638,400
5.63%, 02/21/47		500	490,833

			4,903,724

Chile — 0.1%
Chile Government International Bond, 3.13%, 01/21/26		200	201,100

Colombia — 2.8%
Colombia Government International Bond:
4.38%, 07/12/21		400	411,318
2.63%, 03/15/23		200	195,843
4.00%, 02/26/24		200	205,200
8.13%, 05/21/24		200	242,205
4.50%, 01/28/26		400	421,600
3.88%, 04/25/27		600	608,700
7.38%, 09/18/37		400	521,670
6.13%, 01/18/41		500	588,487
5.63%, 02/26/44		400	448,200
5.00%, 06/15/45		900	937,800

			4,581,023

Hungary — 1.8%
Hungary Government International Bond:
6.38%, 03/29/21		750	796,695
5.38%, 02/21/23		498	538,350
5.75%, 11/22/23		500	554,487
5.38%, 03/25/24		600	660,315
7.63%, 03/29/41		300	451,433

			3,001,280

Security		Par (000)	Value

Indonesia — 4.6%
Indonesia Government International Bond:
4.88%, 05/05/21	USD	500	$517,057
3.75%, 04/25/22		400	406,118
3.38%, 04/15/23		400	401,678
5.88%, 01/15/24		400	442,938
4.13%, 01/15/25		400	412,570
4.75%, 01/08/26		400	425,998
4.35%, 01/08/27		400	415,370
7.75%, 01/17/38		400	553,402
5.25%, 01/17/42		400	434,766
4.63%, 04/15/43		300	304,325
6.75%, 01/15/44		400	518,198
5.13%, 01/15/45		400	429,194
5.95%, 01/08/46		200	237,635
5.25%, 01/08/47		400	436,082
Indonesia Treasury Bond, 7.00%, 05/15/27	IDR	23,913,000	1,598,395

			7,533,726

Kazakhstan — 0.1%
Kazakhstan Government International Bond, 5.13%, 07/21/25	USD	200	220,750

Malaysia — 0.1%
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21		200	196,481

Mexico — 5.6%
Mexican Udibonos, 4.50%, 12/04/25	MXN	30,257	1,660,116
Mexico Government International Bond:
3.50%, 01/21/21	USD	250	252,559
3.63%, 03/15/22		500	508,250
4.00%, 10/02/23		600	617,700
3.60%, 01/30/25		400	399,000
4.13%, 01/21/26		600	609,450
4.15%, 03/28/27		600	608,100
6.75%, 09/27/34		300	366,583
6.05%, 01/11/40		600	687,300
4.75%, 03/08/44		800	788,332
5.55%, 01/21/45		550	603,771
4.60%, 01/23/46		600	579,027
4.35%, 01/15/47		600	560,175
4.60%, 02/10/48		400	387,000
5.75%, 10/12/10		600	615,315

			9,242,678

Panama — 1.3%
Panama Government International Bond:
4.00%, 09/22/24		200	208,400
7.13%, 01/29/26		350	426,253
3.88%, 03/17/28		400	413,822
9.38%, 04/01/29		200	291,325
6.70%, 01/26/36		500	649,942
4.30%, 04/29/53		200	203,093

			2,192,835

Peru — 1.1%
Peruvian Government International Bond:
7.35%, 07/21/25		400	498,562
4.13%, 08/25/27		300	322,650
6.55%, 03/14/37		300	401,255
5.63%, 11/18/50		500	639,250

			1,861,717

Philippines — 2.8%
Philippine Government International Bond:
4.00%, 01/15/21		400	407,966
4.20%, 01/21/24		200	211,649

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Philippines (continued)
5.50%, 03/30/26	USD	200	$230,223
9.50%, 02/02/30		450	693,889
7.75%, 01/14/31		500	703,452
6.38%, 01/15/32		300	386,210
6.38%, 10/23/34		500	665,137
5.00%, 01/13/37		200	236,157
3.95%, 01/20/40		400	418,978
3.70%, 03/01/41		200	202,339
3.70%, 02/02/42		400	405,402

			4,561,402

Poland — 0.8%
Poland Government International Bond:
6.38%, 07/15/19		200	201,378
5.13%, 04/21/21		400	419,284
3.00%, 03/17/23		300	303,023
3.25%, 04/06/26		400	407,808

			1,331,493

Romania — 1.0%
Romanian Government International Bond:
4.38%, 08/22/23		900	935,078
4.88%, 01/22/24		400	426,000
6.13%, 01/22/44		200	231,250

			1,592,328

Russia — 3.6%
Russian Foreign Bond — Eurobond:
5.00%, 04/29/20		300	305,550
4.50%, 04/04/22		400	413,400
4.88%, 09/16/23		800	843,200
4.75%, 05/27/26		600	621,075
4.25%, 06/23/27		600	604,200
7.50%, 03/31/30(c)		750	836,156
5.63%, 04/04/42		600	666,000
5.88%, 09/16/43		200	228,750
5.25%, 06/23/47		1,400	1,449,805

			5,968,136

South Africa — 2.7%
Republic of South Africa Government International Bond:
5.50%, 03/09/20		300	303,375
5.88%, 05/30/22		100	104,875
4.67%, 01/17/24		300	302,250
5.88%, 09/16/25		400	421,500
4.88%, 04/14/26		200	197,997
4.30%, 10/12/28		500	466,813
5.38%, 07/24/44		200	183,895
5.00%, 10/12/46		200	176,007
South Africa Government Bond — CPI Linked, 5.50%, 12/07/23	ZAR	28,540	2,241,593

			4,398,305

South Korea — 1.3%
Inflation Linked Korea Treasury Bond, 1.13%, 06/10/23	KRW	2,433,581	2,152,051

Turkey — 3.9%
Turkey Government International Bond:
7.00%, 06/05/20	USD	450	453,937
5.63%, 03/30/21		500	492,500
5.13%, 03/25/22		200	190,777
6.25%, 09/26/22		500	487,542
3.25%, 03/23/23		250	218,794
5.75%, 03/22/24		500	467,847

Security		Par (000)	Value

Turkey (continued)
7.38%, 02/05/25	USD	600	$592,845
4.25%, 04/14/26		200	166,127
4.88%, 10/09/26		500	425,893
6.00%, 03/25/27		400	359,866
11.88%, 01/15/30		300	383,123
6.75%, 05/30/40		300	262,490
6.00%, 01/14/41		700	567,787
4.88%, 04/16/43		600	441,165
6.63%, 02/17/45		400	340,450
5.75%, 05/11/47		600	470,355

			6,321,498

Ukraine — 1.2%
Ukraine Government International Bond:
7.75%, 09/01/20		400	398,890
7.75%, 09/01/21		200	198,400
7.75%, 09/01/23		400	386,000
7.75%, 09/01/24		100	95,600
7.75%, 09/01/26		200	186,400
7.75%, 09/01/27		100	92,200
7.38%, 09/25/32		600	529,500

			1,886,990

Uruguay — 0.2%
Uruguay Government International Bond:
7.88%, 01/15/33(d)		100	136,887
4.13%, 11/20/45		100	95,650

			232,537

Venezuela — 1.2%
Venezuela Government International Bond(e)(f):
7.75%, 10/13/19		430	117,175
6.00%, 12/09/20		345	95,738
12.75%, 08/23/22		732	219,600
9.00%, 05/07/23		350	99,312
8.25%, 10/13/24		655	185,037
7.65%, 04/21/25		290	80,475
11.75%, 10/21/26		766	229,800
9.25%, 09/15/27		1,050	317,625
9.25%, 05/07/28		700	197,750
11.95%, 08/05/31		915	265,350
9.38%, 01/13/34		275	87,313
7.00%, 03/31/38		200	54,000

			1,949,175

Total Foreign Agency Obligations — 43.4% (Cost — $74,247,893)			71,200,750

Total Long-Term Investments — 58.6% (Cost — $98,529,897)			96,214,967

		Shares

Short-Term Securities — 41.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(g)(h)(i)		68,667,125	68,667,125

Total Short-Term Securities — 41.8% (Cost — $68,667,125)			68,667,125

Total Investments — 100.4% (Cost — $167,197,022)			164,882,092

Liabilities in Excess of Other Assets — (0.4)%			(664,887)

Net Assets — 100.0%			$164,217,205

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Perpetual security with no stated maturity date.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(i)

During the six months ended April 30, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 10/31/18	Shares Purchased		Shares Sold	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	29,979,824	38,687,301	(b)	—	68,667,125	$68,667,125	$569,231	$—	$—
iShares MSCI India ETF	277,300	15,169		(83,057)	209,412	7,436,220	62,819	(12,262)	1,281,293

						$76,103,345	$632,050	$(12,262)	$1,281,293

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	620,000	USD	436,759	Barclays Bank PLC	05/15/19	$448
AUD	704,000	USD	495,451	JPMorgan Chase Bank N.A.	05/15/19	991
CAD	707,000	USD	525,100	Barclays Bank PLC	05/15/19	2,819
CAD	1,527,000	USD	1,134,817	JPMorgan Chase Bank N.A.	05/15/19	5,398
CHF	506,000	EUR	441,562	Goldman Sachs International	05/15/19	1,399
EUR	993,437	CHF	1,128,000	Citibank N.A.	05/15/19	7,082
EUR	2,070,276	CHF	2,364,000	Morgan Stanley & Co. International PLC	05/15/19	1,689
EUR	67,135	HUF	21,612,000	JPMorgan Chase Bank N.A.	05/15/19	481
EUR	709,715	NOK	6,819,000	Deutsche Bank AG	05/15/19	6,066
EUR	95,802	NOK	922,000	Goldman Sachs International	05/15/19	641
EUR	418,276	NOK	4,021,000	Goldman Sachs International	05/15/19	3,324
EUR	1,271,390	NOK	12,291,000	JPMorgan Chase Bank N.A.	05/15/19	2,125
EUR	609,002	PLN	2,605,000	BNP Paribas S.A.	05/15/19	1,904
EUR	632,356	PLN	2,710,000	Goldman Sachs International	05/15/19	642
EUR	314,421	PLN	1,346,000	HSBC Bank PLC	05/15/19	704
EUR	565,627	PLN	2,421,000	HSBC Bank PLC	05/15/19	1,366
EUR	222,743	RON	1,061,000	Citibank N.A.	05/15/19	45
EUR	420,317	SEK	4,412,000	Goldman Sachs International	05/15/19	6,900
EUR	420,822	SEK	4,412,000	Goldman Sachs International	05/15/19	7,467
EUR	427,880	SEK	4,469,000	Goldman Sachs International	05/15/19	9,384
EUR	631,559	SEK	6,617,000	Goldman Sachs International	05/15/19	11,672
EUR	1,443,000	USD	1,612,870	Barclays Bank PLC	05/15/19	7,292
EUR	177,000	USD	198,723	JPMorgan Chase Bank N.A.	05/15/19	8
EUR	2,926,000	USD	3,270,855	JPMorgan Chase Bank N.A.	05/15/19	14,379
GBP	292,000	USD	378,029	Barclays Bank PLC	05/15/19	3,003
GBP	438,000	USD	566,459	JPMorgan Chase Bank N.A.	05/15/19	5,090
INR	51,006,000	USD	729,940	BNP Paribas S.A.	05/15/19	1,902
INR	31,475,000	USD	450,951	JPMorgan Chase Bank N.A.	05/15/19	657
JPY	97,797,000	USD	877,213	Barclays Bank PLC	05/15/19	1,657
JPY	53,488,000	USD	479,037	HSBC Bank PLC	05/15/19	1,643
JPY	103,206,000	USD	924,191	JPMorgan Chase Bank N.A.	05/15/19	3,288
JPY	133,721,000	USD	1,196,815	JPMorgan Chase Bank N.A.	05/15/19	4,892
JPY	136,076,000	USD	1,218,306	JPMorgan Chase Bank N.A.	05/15/19	4,565
JPY	171,315,000	USD	1,533,045	JPMorgan Chase Bank N.A.	05/15/19	6,507
MXN	4,389,000	USD	230,853	Citibank N.A.	05/15/19	212
MXN	3,725,000	USD	195,605	Deutsche Bank AG	05/15/19	502

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	4,619,000	USD	239,987	HSBC Bank PLC	05/15/19	$3,186
NOK	3,503,000	EUR	361,750	Barclays Bank PLC	05/15/19	72
NOK	7,866,000	EUR	811,509	JPMorgan Chase Bank N.A.	05/15/19	1,060
NZD	656,000	USD	437,378	Barclays Bank PLC	05/15/19	864
NZD	600,000	USD	399,916	JPMorgan Chase Bank N.A.	05/15/19	915
NZD	1,102,000	USD	734,696	JPMorgan Chase Bank N.A.	05/15/19	1,497
PLN	19,234,000	EUR	4,473,856	Goldman Sachs International	05/15/19	11,433
RON	6,310,000	EUR	1,322,668	HSBC Bank PLC	05/15/19	2,018
RUB	127,025,000	USD	1,932,527	JPMorgan Chase Bank N.A.	05/15/19	29,993
USD	233,808	AUD	327,000	BNP Paribas S.A.	05/15/19	3,216
USD	530,862	AUD	746,000	Goldman Sachs International	05/15/19	4,802
USD	484,350	AUD	677,000	JPMorgan Chase Bank N.A.	05/15/19	6,947
USD	686,114	AUD	962,000	JPMorgan Chase Bank N.A.	05/15/19	7,738
USD	1,215,217	AUD	1,699,000	JPMorgan Chase Bank N.A.	05/15/19	17,127
USD	132,662	BRL	512,000	BNP Paribas S.A.	05/15/19	2,216
USD	236,117	CAD	315,000	BNP Paribas S.A.	05/15/19	905
USD	160,245	CAD	213,000	Goldman Sachs International	05/15/19	1,197
USD	452,900	CLP	304,349,000	BNP Paribas S.A.	05/15/19	3,584
USD	664,817	CLP	440,408,000	BNP Paribas S.A.	05/15/19	14,634
USD	1,540,934	CLP	1,023,411,000	BNP Paribas S.A.	05/15/19	30,052
USD	249,146	COP	798,016,000	Credit Suisse International	05/15/19	2,493
USD	119,870	EUR	106,000	BNP Paribas S.A.	05/15/19	856
USD	475,691	EUR	422,000	Citibank N.A.	05/15/19	1,881
USD	1,431,969	EUR	1,268,000	Citibank N.A.	05/15/19	8,292
USD	1,912,455	EUR	1,689,000	Citibank N.A.	05/15/19	16,091
USD	1,689,451	EUR	1,492,000	Goldman Sachs International	05/15/19	14,273
USD	2,377,385	EUR	2,109,000	JPMorgan Chase Bank N.A.	05/15/19	9,456
USD	1,963,143	GBP	1,495,339	BNP Paribas S.A.	05/15/19	11,868
USD	183,336	GBP	140,000	Goldman Sachs International	05/15/19	649
USD	709,777	GBP	541,000	HSBC Bank PLC	05/15/19	3,823
USD	161,514	IDR	2,286,722,000	Morgan Stanley & Co. International PLC	05/15/19	801
USD	226,809	INR	15,780,000	BNP Paribas S.A.	05/15/19	395
USD	223,890	JPY	24,852,000	JPMorgan Chase Bank N.A.	05/15/19	553
USD	1,509,327	JPY	167,369,000	JPMorgan Chase Bank N.A.	05/15/19	5,236
USD	927,042	KRW	1,053,565,000	BNP Paribas S.A.	05/15/19	21,987
USD	1,212,910	KRW	1,382,087,000	Morgan Stanley & Co. International PLC	05/15/19	25,641
USD	1,343,493	NZD	1,989,000	Goldman Sachs International	05/15/19	14,738
USD	788,288	NZD	1,166,000	JPMorgan Chase Bank N.A.	05/15/19	9,339
USD	585,711	RUB	37,847,000	Barclays Bank PLC	05/15/19	979
USD	231,033	SGD	314,000	Goldman Sachs International	05/15/19	124
USD	1,293,932	SGD	1,752,000	Goldman Sachs International	05/15/19	5,548
USD	718,183	SGD	974,000	HSBC Bank PLC	05/15/19	1,924
USD	203,480	THB	6,487,000	JPMorgan Chase Bank N.A.	05/15/19	232
USD	195,065	TRY	1,132,000	HSBC Bank PLC	05/15/19	6,931
USD	134,327	TWD	4,145,000	Morgan Stanley & Co. International PLC	05/15/19	197
USD	673,769	ZAR	9,534,000	BNP Paribas S.A.	05/15/19	8,235
USD	58,833	ZAR	829,000	JPMorgan Chase Bank N.A.	05/15/19	963
USD	216,457	ZAR	3,054,000	JPMorgan Chase Bank N.A.	05/15/19	3,269
ZAR	1,786,000	USD	124,275	Citibank N.A.	05/15/19	399
USD	3,289,778	CLP	2,208,000,000	Standard Chartered Bank	06/19/19	30,764
USD	2,242,291	KRW	2,540,000,000	BNP Paribas S.A.	06/19/19	57,551

						537,088

AUD	806,000	USD	568,821	JPMorgan Chase Bank N.A.	05/15/19	(451)
AUD	1,172,000	USD	826,835	JPMorgan Chase Bank N.A.	05/15/19	(372)
AUD	1,667,000	USD	1,175,910	JPMorgan Chase Bank N.A.	05/15/19	(386)
BRL	1,709,000	USD	440,328	JPMorgan Chase Bank N.A.	05/15/19	(4,916)
CAD	526,000	USD	394,091	Goldman Sachs International	05/15/19	(1,325)
CAD	1,306,000	USD	977,207	Goldman Sachs International	05/15/19	(2,014)
CAD	2,243,000	USD	1,676,723	Goldman Sachs International	05/15/19	(1,869)
CAD	628,000	USD	469,588	HSBC Bank PLC	05/15/19	(658)
CAD	352,000	USD	264,296	JPMorgan Chase Bank N.A.	05/15/19	(1,456)

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,932,000	EUR	2,612,666	BNP Paribas S.A.	05/15/19	$(52,578)
CHF	794,000	EUR	697,936	Barclays Bank PLC	05/15/19	(3,475)
CHF	196,000	EUR	174,009	Goldman Sachs International	05/15/19	(2,792)
CHF	1,732,000	EUR	1,521,339	JPMorgan Chase Bank N.A.	05/15/19	(6,332)
CLP	76,038,000	USD	114,965	JPMorgan Chase Bank N.A.	05/15/19	(2,709)
COP	5,820,824,000	USD	1,859,302	Credit Suisse International	05/15/19	(60,180)
EUR	1,530,105	NOK	14,837,000	Morgan Stanley & Co. International PLC	05/15/19	(2,650)
EUR	208,856	PLN	896,000	Goldman Sachs International	05/15/19	(33)
EUR	458,631	PLN	1,969,000	JPMorgan Chase Bank N.A.	05/15/19	(453)
EUR	185,481	RON	886,000	BNP Paribas S.A.	05/15/19	(550)
EUR	338,056	RON	1,614,000	Citibank N.A.	05/15/19	(810)
EUR	47,337	RON	226,000	Goldman Sachs International	05/15/19	(113)
EUR	76,728	RON	367,000	JPMorgan Chase Bank N.A.	05/15/19	(343)
EUR	1,234,065	SEK	13,149,000	Morgan Stanley & Co. International PLC	05/15/19	(316)
EUR	284,991	USD	322,119	Citibank N.A.	05/15/19	(2,139)
EUR	1,049,000	USD	1,182,453	Goldman Sachs International	05/15/19	(4,664)
EUR	1,485,000	USD	1,678,972	Goldman Sachs International	05/15/19	(11,654)
EUR	3,587,000	USD	4,043,743	JPMorgan Chase Bank N.A.	05/15/19	(16,356)
GBP	555,000	USD	727,482	Barclays Bank PLC	05/15/19	(3,260)
HUF	167,292,000	EUR	522,793	Citibank N.A.	05/15/19	(7,227)
HUF	66,316,000	EUR	206,028	Deutsche Bank AG	05/15/19	(1,505)
HUF	128,297,000	EUR	398,225	HSBC Bank PLC	05/15/19	(2,503)
HUF	133,541,000	EUR	417,547	HSBC Bank PLC	05/15/19	(6,025)
HUF	239,400,000	EUR	747,443	JPMorgan Chase Bank N.A.	05/15/19	(9,569)
IDR	31,831,098,000	USD	2,240,364	Credit Suisse International	05/15/19	(3,234)
INR	13,784,000	USD	197,781	BNP Paribas S.A.	05/15/19	(6)
INR	34,235,000	USD	491,360	Morgan Stanley & Co. International PLC	05/15/19	(151)
KRW	157,741,000	USD	138,915	JPMorgan Chase Bank N.A.	05/15/19	(3,409)
MXN	1,890,000	USD	99,617	Citibank N.A.	05/15/19	(115)
MXN	9,408,000	USD	496,382	Citibank N.A.	05/15/19	(1,085)
MXN	1,061,000	USD	55,972	Goldman Sachs International	05/15/19	(114)
NOK	562,000	EUR	58,473	Citibank N.A.	05/15/19	(479)
NOK	8,018,000	EUR	832,444	Goldman Sachs International	05/15/19	(4,817)
NZD	722,000	USD	487,632	Goldman Sachs International	05/15/19	(5,299)
NZD	1,341,000	USD	906,546	Goldman Sachs International	05/15/19	(10,688)
PLN	1,807,000	EUR	421,762	Citibank N.A.	05/15/19	(555)
RUB	6,825,000	USD	106,243	Barclays Bank PLC	05/15/19	(797)
RUB	12,144,000	USD	189,987	JPMorgan Chase Bank N.A.	05/15/19	(2,364)
RUB	9,477,000	USD	146,857	Morgan Stanley & Co. International PLC	05/15/19	(439)
SEK	1,733,000	EUR	163,569	Barclays Bank PLC	05/15/19	(994)
SEK	2,144,000	EUR	205,898	Barclays Bank PLC	05/15/19	(5,201)
SEK	11,031,000	EUR	1,054,629	Citibank N.A.	05/15/19	(21,453)
SEK	1,908,000	EUR	182,801	Goldman Sachs International	05/15/19	(4,143)
SEK	6,565,000	EUR	627,282	Goldman Sachs International	05/15/19	(12,351)
SEK	6,689,000	EUR	636,898	Goldman Sachs International	05/15/19	(10,078)
SEK	6,099,000	EUR	585,430	HSBC Bank PLC	05/15/19	(14,477)
SEK	4,368,000	EUR	411,006	JPMorgan Chase Bank N.A.	05/15/19	(1,083)
SGD	1,580,000	USD	1,167,774	HSBC Bank PLC	05/15/19	(5,875)
THB	4,196,000	USD	131,990	HSBC Bank PLC	05/15/19	(522)
TRY	3,247,000	USD	560,209	HSBC Bank PLC	05/15/19	(20,569)
TWD	20,223,000	USD	656,804	BNP Paribas S.A.	05/15/19	(2,400)
TWD	13,628,000	USD	442,066	JPMorgan Chase Bank N.A.	05/15/19	(1,072)
TWD	14,824,000	USD	481,021	Morgan Stanley & Co. International PLC	05/15/19	(1,325)
USD	85,806	BRL	338,000	Morgan Stanley & Co. International PLC	05/15/19	(308)
USD	196,253	BRL	771,000	Morgan Stanley & Co. International PLC	05/15/19	(179)
USD	846,893	CAD	1,138,224	BNP Paribas S.A.	05/15/19	(3,022)
USD	351,022	CAD	471,776	JPMorgan Chase Bank N.A.	05/15/19	(1,254)
USD	1,028,440	CAD	1,383,000	Morgan Stanley & Co. International PLC	05/15/19	(4,250)
USD	442,238	CLP	300,101,000	BNP Paribas S.A.	05/15/19	(807)
USD	5,536,301	EUR	4,935,000	Morgan Stanley & Co. International PLC	05/15/19	(4,584)
USD	403,835	GBP	310,000	Deutsche Bank AG	05/15/19	(685)
USD	709,032	GBP	544,000	HSBC Bank PLC	05/15/19	(836)

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	78,790	INR	5,520,000	BNP Paribas S.A.	05/15/19	$(412)
USD	5,502,733	JPY	612,766,000	BNP Paribas S.A.	05/15/19	(3,996)
USD	1,197,827	JPY	133,786,000	Citibank N.A.	05/15/19	(4,465)
USD	1,159,852	JPY	129,106,000	Morgan Stanley & Co. International PLC	05/15/19	(382)
USD	895,157	KRW	1,044,185,000	Morgan Stanley & Co. International PLC	05/15/19	(1,841)
USD	125,194	NZD	189,000	Morgan Stanley & Co. International PLC	05/15/19	(1,068)
USD	1,272,003	NZD	1,907,000	Morgan Stanley & Co. International PLC	05/15/19	(1,971)
USD	916,285	PHP	47,568,000	BNP Paribas S.A.	05/15/19	(1,843)
USD	154,296	PHP	8,045,000	JPMorgan Chase Bank N.A.	05/15/19	(983)
USD	911,884	PHP	47,697,000	JPMorgan Chase Bank N.A.	05/15/19	(8,734)
USD	269,964	PHP	14,033,000	Morgan Stanley & Co. International PLC	05/15/19	(892)
USD	459,471	SGD	625,000	HSBC Bank PLC	05/15/19	(141)
USD	236,201	THB	7,568,000	HSBC Bank PLC	05/15/19	(917)
USD	720,759	TWD	22,283,000	Barclays Bank PLC	05/15/19	(305)
ZAR	3,002,000	USD	210,731	Citibank N.A.	05/15/19	(1,172)
ZAR	3,461,000	USD	241,621	Citibank N.A.	05/15/19	(22)
USD	1,563,903	IDR	22,632,808,000	BNP Paribas S.A.	06/19/19	(17,719)
USD	1,612,122	MXN	31,620,000	Barclays Bank PLC	06/19/19	(43,145)
USD	2,204,539	ZAR	32,300,000	Bank of America N.A.	06/19/19	(40,882)

						(493,593)

						$43,495

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 7.16%	Quarterly	7.52%	Quarterly	09/18/19	09/18/24	ZAR	36,500	$(4,075)	$46	$(4,121)

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month BIBOR, 0.26%	Semi-annual	1.97%	Semi-annual	Goldman Sachs Bank USA	09/18/19	09/18/24	THB	67,000	$(3,807)	$—	$(3,807)
3-Month Certificate of Deposit KWCDC, 1.84	Quarterly	1.76	Quarterly	Bank of America N.A.	09/18/19	09/18/24	KRW	2,498,410	14,743	—	14,743
3-Month KLIBOR, 3.69	Quarterly	3.70	Quarterly	JPMorgan Chase Bank N.A.	09/18/19	09/18/24	MYR	18,400	22,426	—	22,426
3-Month TWD Secondary Bank Rate, 0.66	Quarterly	0.88	Quarterly	Bank of America N.A.	09/18/19	09/18/24	TWD	62,010	7,105	—	7,105
1-Day CLP Interbank Rate, 3.18	Quarterly	3.77	Quarterly	Goldman Sachs Bank USA	09/23/19	09/23/24	CLP	1,572,890	16,725	—	16,725

									$57,192	$—	$57,192

(a)	Forward swap.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Goldman Sachs Bank USA	11/20/18 — 02/28/23	$48,593,201	$3,158,188	(b)	$51,989,372	29.6%
	UBS AG	08/15/19	46,362,702	3,543,056	(c)	49,970,032	28.2

			$94,955,903	$6,701,244		$101,959,404

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25-175 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

United States Overnight Bank Funding Rate

US Federal Funds Effective Rate (continuous series)

ZAR Overnight Deposit

(b)	Amount includes $(237,983) of net dividends and financing fees.
(c)	Amount includes $(64,274) of net dividends and financing fees.

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) April 30, 2019	BlackRock Total Emerging Markets Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of April 30, 2019 expiration dates 11/20/18 — 02/28/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Ambev SA	175,900	$828,561	1.6%
B3 SA — Brasil Bolsa Balcao	22,900	201,195	0.4
Cia Siderurgica Nacional SA	11,750	43,571	0.1
Hypera SA	65,900	471,927	0.9
Iochpe-Maxion SA	65,800	333,606	0.6
Itau Unibanco Holding SA, Preference Shares — ADR	235,240	2,034,826	3.9
Randon SA Implementos e Participacoes, Preference Shares	15,300	33,166	0.1

		3,946,852

China
Agricultural Bank of China Ltd., Class H	379,000	175,168	0.3
Alibaba Group Holding Ltd. — ADR	13,930	2,584,990	5.0
Anhui Expressway Co. Ltd. , Class H	58,000	39,214	0.1
China CITIC Bank Corp. Ltd., Class H	350,000	224,582	0.4
China Communications Services Corp. Ltd., Class H	110,000	88,719	0.2
China Reinsurance Group Corp., Class H	105,000	21,424	0.0
Hollysys Automation Technologies Ltd.	38,254	800,656	1.5
Lenovo Group Ltd.	2,188,000	2,027,558	3.9
Li Ning Co. Ltd.	210,000	381,510	0.7
Lonking Holdings Ltd.	879,000	298,897	0.6
New Oriental Education & Technology Group, Inc. — ADR	4,779	456,203	0.9
Sinopec Shanghai Petrochemical Co. Ltd., Class H	290,000	131,349	0.3
Sohu.com Ltd., ADR	12,835	265,300	0.5
Tencent Holdings Ltd.	29,800	1,468,772	2.8
Tianneng Power International Ltd.	4,000	3,756	0.0
Tingyi Cayman Islands Holding Corp.	502,000	826,658	1.6
Towngas China Co. Ltd.	143,000	113,775	0.2
Uni-President China Holdings Ltd.	64,000	58,607	0.1
Vipshop Holdings Ltd. — ADR	88,202	759,419	1.5
Weichai Power Co. Ltd., Class H	311,000	509,212	1.0
Yum China Holdings, Inc.	53,467	2,541,821	4.9
Zijin Mining Group Co. Ltd., Class H	1,842,000	719,563	1.4

		14,497,153

Czech Republic
CEZ AS	2,068	48,169	0.1
Komercni Banka AS	3,339	126,668	0.2
Moneta Money Bank AS	73,043	234,126	0.5

		408,963

Hong Kong
Beijing Enterprises Holdings Ltd.	85,000	452,907	0.9
China Everbright Ltd.	8,000	14,585	0.0
China Mobile Ltd.	20,500	195,599	0.4
China Overseas Property Holdings, Ltd.	595,000	281,590	0.5
Haier Electronics Group Co. Ltd.	249,000	711,874	1.4

		1,656,555

Hungary
OTP Bank Nyrt	10,197	453,471	0.9

Mexico
Banco del Bajio SA	77,300	166,198	0.3
Gentera SAB de CV	222,100	202,679	0.4

	Shares	Value	% of Basket Value

Mexico (continued)
Grupo Aeroportuario del Centro Norte SAB de CV	161,337	$994,008	1.9%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	10,234	503,308	1.0

		1,866,193

Philippines
Ayala Corp.	2,725	47,267	0.1
Metropolitan Bank & Trust Co.	4	6	0.0

		47,273

Poland
Bank Polska Kasa Opieki SA	25,266	754,091	1.5
Polski Koncern Naftowy ORLEN SA	35,436	909,800	1.7
Powszechna Kasa Oszczednosci Bank Polski SA	81,298	836,789	1.6

		2,500,680

Qatar
Barwa Real Estate Co.	21,675	205,760	0.4
Qatar Electricity & Water Co. QSC	4,839	221,000	0.4
Qatar Islamic Bank SAQ	6,548	298,868	0.6

		725,628

Russia
Alrosa PJSC	381,690	556,839	1.1
Inter RAO UES PJSC	8,985,000	545,444	1.0
Lukoil PJSC — ADR	16,386	1,391,281	2.7
Magnit PJSC — GDR	5,377	76,867	0.1
Mobile TeleSystems PJSC — ADR	9,995	78,761	0.2
Sistema PJSC FC — GDR	64,100	168,994	0.3

		2,818,186

South Africa
Anglo American Platinum Ltd.	8,305	420,129	0.8
AngloGold Ashanti Ltd.	9,351	111,257	0.2
Barloworld Ltd.	130,590	1,166,492	2.2
Capitec Bank Holdings Ltd.	2,276	212,674	0.4
Gold Fields Ltd.	6,295	23,724	0.1
Massmart Holdings Ltd.	3,221	21,215	0.0
Standard Bank Group Ltd.	22,700	317,025	0.6

		2,272,516

South Korea
Green Cross Corp.	1,745	215,464	0.4
KT Corp.	1,185	27,735	0.1
KT Corp. — ADR	158,588	1,907,814	3.6
LG Electronics, Inc.	15,767	1,024,414	2.0
Samsung Securities Co. Ltd.	3,021	92,322	0.2

		3,267,749

Taiwan
Alchip Technologies, Ltd.	84,000	221,290	0.4
Chailease Holding Co. Ltd.	497,760	2,122,115	4.1
China Life Insurance Co. Ltd.	745,000	620,290	1.2
Elan Microelectronics Corp.	138,600	375,836	0.7
Largan Precision Co. Ltd.	15,000	2,251,837	4.3
Novatek Microelectronics Corp.	340,000	2,224,164	4.3
Radiant Opto-Electronics Corp.	625,000	2,112,337	4.1
Realtek Semiconductor Corp.	301,000	2,040,877	3.9
Taiwan Semiconductor Manufacturing Co. Ltd.	223,000	1,872,315	3.6
TCI Co. Ltd.	10,000	149,294	0.3
Uni-President Enterprises Corp.	941,000	2,236,453	4.3
Yuanta Financial Holding Co. Ltd.	93	54	0.0

		16,226,862

Thailand
Bangkok Chain Hospital PCL	433,700	247,246	0.5

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value

Turkey
Enerjisa Enerji AS	707,628	$638,602	1.2%
Haci Omer Sabanci Holding AS	131,064	169,436	0.3

		808,038

United Kingdom
Quilter PLC	128,248	246,007	0.5

Total Reference Entity — Long		51,989,372

Net Value of Reference Entity — Goldman Sachs & Co.		$51,989,372

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of April 30, 2019 expiration date 08/15/19:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Ambev SA	94,350	$444,427	0.9%
Cia Brasileira de Distribuicao, Preference Shares	67,400	1,658,744	3.3
Cia Siderurgica Nacional SA	2,850	10,568	0.0
Estacio Participacoes SA	4,900	33,966	0.1
Hypera SA	164,500	1,178,027	2.4
Iochpe-Maxion SA	72,550	367,829	0.7
IRB Brasil Resseguros S/A	5,100	122,132	0.2
Itau Unibanco Holding SA, Preference Shares	93,900	810,139	1.6
Oi SA	3,558,000	1,533,503	3.1
Randon SA Implementos e Participacoes, Preference Shares	255,000	552,778	1.1
TIM Participacoes SA	24,808	73,960	0.1
Ultrapar Participacoes SA	16,000	85,690	0.2

		6,871,763

Chile
Cia Cervecerias Unidas SA	3,798	52,487	0.1

China
Anhui Expressway Co. Ltd. , Class H	176,000	118,992	0.2
BYD Electronic International Co. Ltd.	749,500	1,343,699	2.7
China Communications Services Corp. Ltd., Class H	1,148,000	925,902	1.8
China Petroleum & Chemical Corp., Class H	508,000	390,504	0.8
China Reinsurance Group Corp., Class H	189,000	38,564	0.1
China Resources Gas Group Ltd.	80,000	371,336	0.7
GF Securities Co. Ltd., Class H	59,400	80,415	0.2
Lenovo Group Ltd.	160,000	148,267	0.3
Lonking Holdings Ltd.	1,856,000	631,117	1.3
New China Life Insurance Co. Ltd., Class H	195,300	1,083,134	2.2
PetroChina Co. Ltd., Class H	386,000	244,683	0.5
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,484,000	672,146	1.3
Skyworth Digital Holdings Ltd.	110,000	32,518	0.1
Tencent Holdings Ltd.	36,500	1,798,999	3.6
Tianneng Power International Ltd.	870,000	816,992	1.6
Tingyi Cayman Islands Holding Corp.	294,000	484,138	1.0
Tong Ren Tang Technologies Co. Ltd., Class H	57,000	79,136	0.1
Tsingtao Brewery Co. Ltd., Class H	10,000	63,790	0.1
Uni-President China Holdings Ltd.	158,000	144,687	0.3
Weichai Power Co. Ltd., Class H	799,000	1,308,232	2.6
Zijin Mining Group Co. Ltd., Class H	1,762,000	688,312	1.4

		11,465,563

	Shares	Value	% of Basket Value

Colombia
Almacenes Exito SA	763	$3,422	0.0%
Cementos Argos SA	1,951	4,870	0.0
Corp. Financiera Colombiana SA	212	1,650	0.0
Ecopetrol SA	26,107	24,102	0.1
Grupo Argos SA	1,923	10,943	0.0
Grupo de Inversiones Suramericana SA	1,587	17,670	0.0
Interconexion Electrica SA	4,360	21,333	0.1

		83,990

Czech Republic
Komercni Banka AS	7,650	290,211	0.6
Moneta Money Bank AS	42,460	136,097	0.3

		426,308

Greece
Alpha Bank AE	40,085	62,407	0.1
FF Group	1,346	15	0.0
Hellenic Telecommunications Organization SA	6,385	88,681	0.2
JUMBO SA	3,275	59,772	0.1
Motor Oil Hellas Corinth Refineries SA	875	22,317	0.1
OPAP SA	6,058	65,229	0.1

		298,421

Hong Kong
Beijing Enterprises Holdings Ltd.	17,500	93,246	0.2
Beijing Enterprises Water Group Ltd.	2,432,000	1,509,040	3.0
China Everbright Ltd.	468,000	853,191	1.7
China Mobile Ltd.	99,500	949,369	1.9
China Overseas Property Holdings, Ltd.	690,000	326,550	0.6
China Taiping Insurance Holdings Co. Ltd.	179,800	546,793	1.1
Haier Electronics Group Co. Ltd.	416,000	1,189,316	2.4

		5,467,505

Hungary
OTP Bank Nyrt	39,149	1,740,994	3.5

Indonesia
Bank Tabungan Pensiunan Nasional Syariah Tbk PT	1,606,400	278,397	0.6

Peru
Hochschild Mining PLC	376,349	915,366	1.8

Philippines
Ayala Corp.	35,285	612,048	1.2

Poland
Bank Millennium SA	144,288	364,556	0.7
Bank Polska Kasa Opieki SA	9,006	268,794	0.5
Grupa Lotos SA	11,219	244,439	0.5
Polski Koncern Naftowy ORLEN SA	841	21,592	0.0
Powszechna Kasa Oszczednosci Bank Polski SA	12,223	125,810	0.3

		1,025,191

Republic of Korea
Dongkuk Steel Mill Co., Ltd.	61,067	395,446	0.8

Russia
Aeroflot PJSC	160,570	239,205	0.5
Alrosa PJSC	155,420	226,739	0.5
Inter RAO UES PJSC	11,190,801	679,350	1.4
Lukoil PJSC — ADR	5,498	466,817	0.9
Magnit PJSC — GDR	3,409	48,733	0.1
Magnitogorsk Iron & Steel Works PJSC	838,516	573,992	1.1
Novatek PJSC — GDR	1,825	352,093	0.7
Severstal PJSC	4,140	67,019	0.1
Sistema PJSC FC — GDR	9,602	25,315	0.1

		2,679,263

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value

South Africa
Anglo American Platinum Ltd.	27,881	$1,410,428	2.8%
Barloworld Ltd.	44,416	396,745	0.8
Capitec Bank Holdings Ltd.	4,101	383,206	0.8
Gold Fields Ltd.	15,993	60,273	0.1
Impala Platinum Holdings Ltd.	18,322	73,685	0.2
Massmart Holdings Ltd.	32,619	214,845	0.4
Mondi Ltd.	40,849	900,334	1.8
Motus Holdings Ltd.	8,203	51,010	0.1
Naspers Ltd., Class N	403	103,672	0.2
Nedbank Group Ltd.	27,514	513,238	1.0
Northam Platinum Ltd.	20,226	84,269	0.2
Pick n Pay Stores Ltd.	109,819	532,551	1.1
Spar Group Ltd.	110,582	1,501,425	3.0
Standard Bank Group Ltd.	85,928	1,200,058	2.4

		7,425,739

South Korea
Daesang Corp.	4,127	93,872	0.2
Green Cross Corp.	5,243	647,380	1.3
Hotel Shilla Co. Ltd.	3,957	390,414	0.8
KB Financial Group, Inc.	7,970	314,698	0.6
LG Electronics, Inc.	16,803	1,091,725	2.2
NongShim Co. Ltd.	987	237,153	0.5
POSCO	1,386	303,372	0.6

	Shares	Value	% of Basket Value

South Korea (continued)
Posco ICT Co. Ltd.	1	$5	0.0%
Samsung Electronics Co. Ltd.	53,335	2,096,984	4.2
Shinhan Financial Group Co. Ltd.	2,916	110,210	0.2

		5,285,813

Thailand
Bangkok Chain Hospital PCL	1,294,100	737,748	1.5
Sino-Thai Engineering & Construction PCL	2,762,500	2,184,906	4.3

		2,922,654

Turkey
Enerjisa Enerji AS	152,114	137,276	0.3
Haci Omer Sabanci Holding AS	112,233	145,092	0.3
Tekfen Holding AS	102,838	459,333	0.9
Turkiye Sinai Kalkinma Bankasi AS	1,926,691	242,444	0.5
Vestel Elektronik Sanayi ve Ticaret AS	150,605	302,711	0.6

		1,286,856

United Kingdom
Anglo American PLC	25,455	656,097	1.3
Quilter PLC	41,774	80,131	0.2

		736,228

Total Reference Entity — Long		49,970,032

Net Value of Reference Entity — UBS AG		$49,970,032

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$46	$—	$—	$(4,121)	$—
OTC Swaps	—	—	6,762,243	(3,807)	—

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$537,088	$—	$—	$537,088
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	6,701,244	—	60,999	—	6,762,243

	$—	$—	$6,701,244	$537,088	$60,999	$—	$7,299,331

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$493,593	$—	$—	$493,593
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	4,121	—	4,121
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	3,807	—	3,807

	$—	$—	$—	$493,593	$7,928	$—	$501,521

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

For the period ended April 30, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(40,199)	$—	$—	$—	$(40,199)
Forward foreign currency exchange contracts	—	—	—	(1,102,195)	—	—	(1,102,195)
Swaps	—	—	(755,630)	—	419,900	—	(335,730)

	$—	$—	$(795,829)	$(1,102,195)	$419,900	$—	$(1,478,124)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,546	$—	$—	$—	$1,546
Forward foreign currency exchange contracts	—	—	—	(96,646)	—	—	(96,646)
Swaps	—		14,142,845	—	150,430		14,293,275

	$—	$—	$14,144,391	$(96,646)	$150,430	$—	$14,198,175

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$89,121,834
Average amounts sold — in USD	$75,053,307
Interest rate swaps:
Average notional amount-receives fixed rate	$15,432,534
Total return swaps:
Average notional amount	$93,055,507

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$537,088	$493,593
Swaps — Centrally cleared	1,157	—
Swaps — OTC(a)	6,762,243	3,807

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$7,300,488	$497,400

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,157)	—

Total derivative assets and liabilities subject to an MNA	$7,299,331	$497,400

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$21,848	$(21,848)	$—	$—	$—
Barclays Bank PLC	17,134	(17,134)	—	—	—
BNP Paribas S.A.	159,305	(83,333)	—	—	75,972
Citibank N.A.	34,002	(34,002)	—	—	—
Credit Suisse International	2,493	(2,493)	—	—	—
Deutsche Bank AG	6,568	(2,190)	—	—	4,378
Goldman Sachs Bank USA	3,174,913	(3,807)	—	(3,090,000)	81,106

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Total Emerging Markets Fund

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Goldman Sachs International	$94,193	$(71,954)	$—	$—	$22,239
HSBC Bank PLC	21,595	(21,595)	—	—	—
JPMorgan Chase Bank N.A.	165,132	(62,242)	—	—	102,890
Morgan Stanley & Co. International PLC	28,328	(20,356)	—	—	7,972
Standard Chartered Bank	30,764	—	—	—	30,764
UBS AG	3,543,056	—	—	(3,543,056)	—

	$7,299,331	$(340,954)	$—	$(6,633,056)	$325,321

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America N.A.	$40,882	$(21,848)	$—	$—	$19,034
Barclays Bank PLC	57,177	(17,134)	—	—	40,043
BNP Paribas S.A.	83,333	(83,333)	—	—	—
Citibank N.A.	39,522	(34,002)	—	—	5,520
Credit Suisse International	63,414	(2,493)	—	—	60,921
Deutsche Bank AG	2,190	(2,190)	—	—	—
Goldman Sachs Bank USA	3,807	(3,807)	—	—	—
Goldman Sachs International	71,954	(71,954)	—	—	—
HSBC Bank PLC	52,523	(21,595)	—	—	30,928
JPMorgan Chase Bank N.A.	62,242	(62,242)	—	—	—
Morgan Stanley & Co. International PLC	20,356	(20,356)	—	—	—

	$497,400	$(340,954)	$—	$—	$156,446

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$7,436,220	$—	$—	$7,436,220
Corporate Bonds	—	17,577,997	—	17,577,997
Foreign Agency Obligations	—	71,200,750	—	71,200,750
Short-Term Securities	68,667,125	—	—	68,667,125

	$76,103,345	$88,778,747	$—	$164,882,092

Derivative Financial Instruments(a)
Assets:
Equity contracts	$—	$6,701,244	$—	$6,701,244
Foreign currency exchange contracts	—	537,088	—	537,088
Interest rate contracts	—	60,999		60,999
Liabilities:
Foreign currency exchange contracts	—	(493,593)	—	(493,593)
Interest rate contracts	—	(7,928)	—	(7,928)

	$—	$6,797,810	$—	$6,797,810

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities  (unaudited)

April 30, 2019

BlackRock Total Emerging Markets Fund

ASSETS
Investments at value — unaffiliated (cost — $91,737,746)	$88,778,747
Investments at value — affiliated (cost — $75,459,276)	76,103,345
Cash	110,427
Cash pledged for centrally cleared swaps	100,597
Foreign currency at value (cost — $62,072)	59,583
Receivables:
Capital shares sold	332,529
Dividends — affiliated	135,833
Interest — unaffiliated	1,035,463
Variation margin on centrally cleared swaps	1,157
Unrealized appreciation on:
Forward foreign currency exchange contracts	537,088
OTC swaps	6,762,243
Prepaid expenses	183,096

Total assets	174,140,108

LIABILITIES
Cash received collateral — OTC derivatives	6,690,000
Payables:
Investments purchased	1,825,542
Administration fees	8,147
Capital shares redeemed	547,374
Investment advisory fees	76,073
Trustees’ and Officer’s fees	2,008
Other accrued expenses	268,643
Service and distribution fees	7,716
Unrealized depreciation on:
Forward foreign currency exchange contracts	493,593
OTC swaps	3,807

Total liabilities	9,922,903

NET ASSETS	$164,217,205

NET ASSETS CONSIST OF
Paid-in capital	$175,056,217
Accumulated loss	(10,839,012)

Net Assets	$164,217,205

Institutional — Based on net assets of $143,172,845 and 15,016,283 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.53

Investor A — Based on net assets of $15,764,573 and 1,659,342 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.50

Investor C — Based on net assets of $5,279,787 and 559,685 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.43

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Statement of Operations  (unaudited)

Six Months Ended April 30, 2019

BlackRock Total Emerging Markets Fund

INVESTMENT INCOME
Interest — unaffiliated	$2,451,488
Dividends — affiliated	632,050
Foreign taxes withheld	(7,584)

Total investment income	3,075,954

EXPENSES
Investment advisory	629,375
Transfer agent — class specific	112,246
Service and distribution — class specific	46,857
Administration	35,665
Administration — class specific	16,783
Professional	71,776
Accounting services	43,424
Registration	30,686
Custodian	26,670
Printing	22,543
Board realignment and consolidation	7,824
Trustees and Officer	5,988
Miscellaneous	25,570

Total expenses	1,075,407
Less:
Fees waived and/or reimbursed by the Manager	(181,662)
Administration fees waived — class specific	(16,783)
Transfer agent fees waived and/or reimbursed	(112,244)

Total expenses after fees waived and/or reimbursed	764,718

Net investment income	2,311,236

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,510,727)
Investments — affiliated	(12,262)
Futures contracts	(40,199)
Forward foreign currency exchange contracts	(1,102,195)
Foreign currency transactions	158,230
Swaps	(335,730)

(3,842,883)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,529,497
Investments — affiliated	1,281,293
Futures contracts	1,546
Forward foreign currency exchange contracts	(96,646)
Foreign currency translations	9,572
Swaps	14,293,275

24,018,537

Net realized and unrealized gain	20,175,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,486,890

See notes to consolidated financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Total Emerging Markets Fund
	Six Months Ended 04/30/19 (unaudited)	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,311,236	$6,943,014
Net realized loss	(3,842,883)	(2,177,672)
Net change in unrealized appreciation (depreciation)	24,018,537	(41,504,637)

Net increase (decrease) in net assets resulting from operations	22,486,890	(36,739,295)

DISTRIBUTIONS(a)
Institutional	(8,217,305)	(17,673,074)
Investor A	(872,268)	(2,094,142)
Investor C	(217,483)	(289,405)

Decrease in net assets resulting from distributions to shareholders	(9,307,056)	(20,056,621)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(36,360,912)	(194,769,178)

NET ASSETS
Total decrease in net assets	(23,181,078)	(251,565,094)
Beginning of period	187,398,283	438,963,377

End of period	$164,217,205	$187,398,283

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	23

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund

	Institutional
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.86		$10.87	$9.72	$8.70	$9.84	$9.53

Net investment income(a)	0.13		0.22	0.22	0.17	0.11	0.05
Net realized and unrealized gain (loss)	1.07		(1.74)	1.14	0.95	(1.19)	0.34

Net increase (decrease) from investment operations	1.20		(1.52)	1.36	1.12	(1.08)	0.39

Distributions(b)
From net investment income	(0.52)		(0.16)	(0.10)	(0.10)	(0.06)	(0.08)
From net realized gain	(0.01)		(0.33)	(0.11)	—	—	—

Total distributions	(0.53)		(0.49)	(0.21)	(0.10)	(0.06)	(0.08)

Net asset value, end of period	$9.53		$8.86	$10.87	$9.72	$8.70	$9.84

Total Return(c)
Based on net asset value	14.09	%(d)	(14.66)%	14.49%	13.16%	(10.97)%	4.18%

Ratios to Average Net Assets(e)
Total expenses	1.22	%(f)	1.08%	1.03%	1.44%	1.74%	2.01%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.85%	0.85%	1.04%	1.40%	1.40%

Net investment income	2.81	%(f)	2.12%	2.17%	1.88%	1.14%	0.56%

Supplemental Data
Net assets, end of period (000)	$143,173		$165,034	$385,137	$205,782	$54,526	$51,671

Portfolio turnover rate(g)	2%		61%	140%	22%	34%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.08%	0.06%	0.06%	0.08%	0.11%	0.12%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor A
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.79		$10.80	$9.67	$8.67	$9.81	$9.52

Net investment income(a)	0.12		0.19	0.19	0.16	0.10	0.02
Net realized and unrealized gain (loss)	1.07		(1.73)	1.15	0.93	(1.19)	0.35

Net increase (decrease) from investment operations	1.19		(1.54)	1.34	1.09	(1.09)	0.37

Distributions(b)
From net investment income	(0.47)		(0.14)	(0.10)	(0.09)	(0.05)	(0.08)
From net realized gain	(0.01)		(0.33)	(0.11)	—	—	—

Total distributions	(0.48)		(0.47)	(0.21)	(0.09)	(0.05)	(0.08)

Net asset value, end of period	$9.50		$8.79	$10.80	$9.67	$8.67	$9.81

Total Return(c)
Based on net asset value	14.08	%(d)	(14.94)%	14.25%	12.74%	(11.15)%	3.90%

Ratios to Average Net Assets(e)
Total expenses	1.53	%(f)	1.40%	1.37%	1.56%	2.15%	2.54%

Total expenses after fees waived and/or reimbursed	1.11	%(f)	1.10%	1.10%	1.17%	1.65%	1.65%

Net investment income	2.55	%(f)	1.86%	1.91%	1.65%	1.02%	0.23%

Supplemental Data
Net assets, end of period (000)	$15,765		$17,020	$46,427	$37,058	$1,628	$698

Portfolio turnover rate(g)	2%		61%	140%	22%	34%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.08%	0.06%	0.06%	0.08%	0.11%	0.12%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor C
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.69		$10.70	$9.61	$8.58	$9.73	$9.49

Net investment income (loss)(a)	0.08		0.12	0.11	0.08	(0.01)	(0.05)
Net realized and unrealized gain (loss)	1.06		(1.72)	1.14	0.95	(1.14)	0.34

Net increase (decrease) from investment operations	1.14		(1.60)	1.25	1.03	(1.15)	0.29

Distributions(b)
From net investment income	(0.39)		(0.08)	(0.05)	—	—	(0.05)
From net realized gain	(0.01)		(0.33)	(0.11)	—	—	—

Total distributions	(0.40)		(0.41)	(0.16)	—	—	(0.05)

Net asset value, end of period	$9.43		$8.69	$10.70	$9.61	$8.58	$9.73

Total Return(c)
Based on net asset value	13.58	%(d)	(15.59)%	13.39%	12.01%	(11.82)%	3.14%

Ratios to Average Net Assets(e)
Total expenses	2.24	%(f)	2.16%	2.11%	2.61%	2.91%	3.25%

Total expenses after fees waived and/or reimbursed	1.86	%(f)	1.85%	1.85%	2.10%	2.40%	2.40%

Net investment income (loss)	1.80	%(f)	1.19%	1.18%	0.88%	(0.10)%	(0.57)%

Supplemental Data
Net assets, end of period (000)	$5,280		$5,344	$7,399	$2,435	$898	$2,290

Portfolio turnover rate(g)	2%		61%	140%	22%	34%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.08%	0.06%	0.06%	0.08%	0.11%	0.12%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Total Emerging Markets Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC if redeemed within one year of purchase. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	There is no CDSC on Investor C Shares after one year.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,599, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (unaudited) (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Distribution Fees	—%	0.75%
Service Fees	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$20,710	$26,147	$46,857

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended April 30, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$14,603	$1,657	$523	$16,783

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended April 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$426	$250	$94	$770

For the six months ended April 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$92,623	$15,680	$3,943	$112,246

Other Fees: For the six months ended April 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $220.

For the six months ended April 30, 2019, affiliates received CDSCs of $63 for Investor C Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2019, the amounts waived were $17,527.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 29, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2019, the Manager waived $27,721 in investment advisory fees pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2019, the amount reimbursed was $5,760.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.85%
Investor A	1.10
Investor C	1.85

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 29, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2019, the Manager waived $130,654, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

For the six months ended April 30, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waiver — Class Specific	$14,603	$1,657	$523	$16,783
Transfer Agent Fees Waiver and/or reimbursed — Class Specific	92,623	15,679	3,942	112,244

These amounts waived and/or reimbursed are included administration fees waived — class specific, transfer agent fees waived and/or reimbursed, respectively, in the Consolidated Statement of Operations.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund has more than $50 million in assets for the fiscal year, and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On April 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2019	2020	2021
Fund Level	$208,066	$221,629	$130,654
Institutional	236,158	338,970	107,226
Investor A	63,183	70,168	17,336
Investor C	8,781	13,574	4,465

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended April 30, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Total Emerging Markets Fund	$—	$463,029	$(133,211)

7.	PURCHASES AND SALES

For the six months ended April 30, 2019, purchases and sales of investments, excluding short-term securities, were $2,266,833 and $43,119,523, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of April 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$167,891,586

Gross unrealized appreciation	$9,398,965
Gross unrealized depreciation	(15,515,052)

Net unrealized depreciation	$(6,116,087)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,824,007	$25,742,100	12,220,151	$127,268,814
Shares issued in reinvestment of distributions	920,542	7,907,449	1,613,980	16,753,115
Shares redeemed	(7,364,298)	(66,899,124)	(30,619,463)	(315,161,612)

Net increase (decrease)	(3,619,749)	$(33,249,575)	(16,785,332)	$(171,139,683)

Investor A
Shares sold	231,605	$2,091,797	1,121,935	$11,750,290
Shares issued in reinvestment of distributions	100,653	862,585	201,533	2,081,841
Shares redeemed	(608,681)	(5,547,101)	(3,685,189)	(36,778,682)

Net increase (decrease)	(276,423)	$(2,592,719)	(2,361,721)	$(22,946,551)

Investor C
Shares sold	47,234	$413,641	149,144	$1,538,341
Shares issued in reinvestment of distributions	25,449	217,077	28,106	288,942
Shares redeemed	(128,052)	(1,149,336)	(253,900)	(2,510,227)

Net increase	(55,369)	$(518,618)	(76,650)	$(682,944)

Total Net Increase (Decrease)	(3,951,541)	$(36,360,912)	(19,223,703)	$(194,769,178)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management North Asia Limited

Hong Kong, China

BlackRock (Singapore) Limited

079912 Singapore

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BHD	Bahraini Dinar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian New Leu

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

JSC	Joint Stock Company

OTC	Over-the-Counter

PCL	Public Company Limited

GLOSSARY OF TERMS USED IN THIS REPORT	39

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMAP-4/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: July 8, 2019

3